SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                     Date of report (date of earliest event
                                   reported):
                                November 14, 2002


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


 Delaware                                 0-25400               75-2421746
 ---------                                ---------             ---------
(State or other                           (Commission       (I.R.S. Employer
 jurisdiction of                          File Number)     Identification No.)
incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

                           On November 14, 2002, Daisytek International
                  Corporation ("Daisytek") issued a press release, filed herewith as Exhibit 99.1, to announce that Daisytek had amended certain terms of its $250 million senior secured credit facility with Bank of America, N.A., as lead manager of a bank syndicate, and received waivers of compliance with certain covenants for the second quarter of fiscal year 2003.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired

    Not applicable

(b) Pro forma financial information

    Not applicable

(c)      Exhibits

99.1     Press Release dated November 14, 2002.

99.2 Consent, Waiver and Third Amendment to Credit Agreement and Loan Documents, dated as of November 13, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DAISYTEK INTERNATIONAL CORPORATION


                                  By:   /s/   RALPH MITCHELL
                                     -----------------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated:  November 15, 2002


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                                Index to Exhibits


Exhibit
Number   Description
------   -----------

99.1     Press Release dated November 14, 2002.

99.2 Consent, Waiver and Third Amendment to Credit Agreement and Loan Documents, dated as of November 13, 2002.


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